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                                                                 Exhibit 23(a)


                              ACCOUNTANTS' CONSENT



Board of Directors and Stockholders
DNX Corporation

         We consent to the use of our report incorporated herein by reference.



                                                           KPMG Peat Marwick LLP
Princeton, New Jersey
December 13, 1996



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